                                                                   Exhibit 25.01

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ----------------

                                 HSBC BANK USA
              (Exact name of trustee as specified in its charter)

                               ----------------

                  New York                                       13-2774727
      (Jurisdiction of incorporation or                       (I.R.S. Employer
  organization if not a U.S. national bank)                 Identification No.)

         140 Broadway, New York, NY
                (212) 658-1000                                   10005-1180
  (Address of principal executive offices)                       (Zip Code)

                               ----------------

                               Warren L. Tischler
                             Senior Vice President
                              Marine Midland Bank
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                               ----------------

                          EXODUS COMMUNICATIONS, INC.
              (Exact name of obligor as specified in its charter)

                               ----------------

                  Delaware                                       77-0403076
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                      Identification No.)

                         2831 Mission College Boulevard
                             Santa Clara, CA 95054
                                 (408) 346-2200
                    (Address of principal executive offices)

                               ----------------

                            Senior Debt Securities*
                        (Title of Indenture Securities)

*  Specific title to be determined in connection with sale of Debt Securities

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

                                    GENERAL

Item 1. General Information.

   Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

        State of New York Banking Department.

        Federal Deposit Insurance Corporation, Washington, D.C.

        Board of Governors of the Federal Reserve System, Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

Item 2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

Item 4. Other Trusteeships with Exodus Comminications, Inc.

   11 1/4 Senior Notes due 2008
   10 3/4 Senior Notes and Euro due 2009
   11 5/8 Senior Notes due 2010
   11 3/8 Senior Notes due 2008

Item 16. List of Exhibits.

  Exhibit
  -------
 T1A(i)    (1) -- Copy of the Organization Certificate of HSBC Bank USA.

 T1A(ii)   (1) -- Certificate of the State of New York Banking Department dated
                  December 31, 1993 as to the authority of HSBC Bank USA to
                  commence business as amended effective on March 29, 1999.

 T1A(iii)      -- Not applicable.

 T1A(iv)   (1) -- Copy of the existing By-Laws of HSBC Bank USA as adopted on
                  January 20, 1994 as amended on October 23, 1997.

 T1A(v)        -- Not applicable.

 T1A(vi)   (2) -- Consent of HSBC Bank USA required by Section 321(b) of the
                  Trust Indenture Act of 1939.

 T1A(vii)      -- Copy of the latest report of condition of the trustee
                  (September 30, 2000), published pursuant to law or the
                  requirement of its supervisory or examining authority.

 T1A(viii)     -- Not applicable.

 T1A(ix)       -- Not applicable.

--------
(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of December, 2000.

                                          HSBC BANK USA

                                                    /s/ Todd N. Niemy
                                          By: _________________________________
                                                       Todd N. Niemy
                                                       Vice President

                                                               Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council    Expires March 31, 2002
________________________________________________________________________________

                                 Please refer to page i,
                                 Table of Contents, for               [1]
                                 the required disclosure
                                 of estimated burden.
________________________________________________________________________________
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business        (19980930)
September 30, 2000                    ------------
                                      (RCRI 9999)

This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
________________________________________________________________________________
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

                             /s/ Gerald A. Ronning
________________________________________________________________________________
Signature of Officer Authorized to Sign Report

                                    11/10/00
________________________________________________________________________________
Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                              /s/ Youssef A. Nasr
________________________________________________________________________________
Director (Trustee)

                             /s/ Bernard J. Kennedy
________________________________________________________________________________
Director (Trustee)

                               /s/ Sal H. Alfiero
________________________________________________________________________________
Director (Trustee)

________________________________________________________________________________

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
     (EDS), by modem or computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report that the bank places in its files.
________________________________________________________________________________
FDIC Certificate Number          | 0 | 0 | 5 | 8 | 9 |
                                 +-------------------+

"http://WWW.BANKING.US.HSBC.COM
________________________________________________________________________________
   Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)

HSBC Bank USA
________________________________________________________________________________
Legal Title of Bank (TEXT 9010)

Buffalo
________________________________________________________________________________
City (TEXT 9130)

N.Y.                                              14203
________________________________________________________________________________
State Abbrev. (TEXT 9200)             ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                              REPORT OF CONDITION

   Consolidating domestic and foreign subsidiaries of the HSBC Bank USA of
                                                          ----------------
                                                          Name of Bank
Buffalo in the state of New York, at the close of business September 30, 2000.
-------
 City

   All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                                                           Thousands of dollars
ASSETS
Cash and balances due from depository institutions:
  Non-interest-bearing balances currency and coin......             $ 1,986,803
  Interest-bearing balances............................               6,432,408
  Held-to-maturity securities..........................               4,227,953
  Available-for-sale securities........................              16,867,689
  Federal funds sold and securities purchased under
   agreements to resell................................               2,629,177
Loans and lease financing receivables:
  Loans and leases net of unearned income.............. $38,813,494
  LESS: Allowance for loan and lease losses............     531,808
  LESS: Allocated transfer risk reserve................         --
  Loans and lease, net of unearned income, allowance,
   and reserve.........................................             $38,281,686
  Trading assets.......................................               4,937,459
  Premises and fixed assets (including capitalized
   leases).............................................                 731,615
Other real estate owned................................                  17,793
Investments in unconsolidated subsidiaries and
 associated companies..................................               2,549,829
Customers' liability to this bank on acceptances
 outstanding...........................................                 226,814
Intangible assets......................................               2,969,884
Other assets...........................................               2,165,839
                                                                    -----------
    Total assets.......................................             $84,024,949
                                                                    ===========

LIABILITIES
Deposits:
  In domestic offices................................              $34,632,582
  Non-interest-bearing...............................  $ 5,234,945
  Interest-bearing...................................   29,397,637
In foreign offices, Edge and Agreement subsidiaries,
 and IBFs............................................               21,655,922
  Non-interest-bearing...............................      246,990
  Interest-bearing...................................   21,408,932
Federal funds purchased and securities sold under
 agreements to repurchase............................                1,314,197
Demand notes issued to the U.S. Treasury.............                4,140,116
Trading Liabilities..................................                2,280,559
Other borrowed money (including mortgage indebtedness
 and obligations under capitalized leases):
  With a remaining maturity of one year or less......                4,396,659
  With a remaining maturity of more than one year
   through three years...............................                  603,614
  With a remaining maturity of more than three
   years.............................................                  568,109
Bank's liability on acceptances executed and
 outstanding.........................................                  226,814
Subordinated notes and debentures....................                1,648,467
Other liabilities....................................                2,908,320
                                                                   -----------
    Total liabilities................................              $74,375,359
                                                                   ===========

EQUITY CAPITAL
Perpetual preferred stock and related surplus........              $       --
Common Stock.........................................                  205,000
Surplus..............................................                9,129,848
Undivided profits and capital reserves...............                  310,156
Net unrealized holding gains (losses) on available-
 for-sale securities.................................                   20,473
Accumulated net gain (losses) on cash flow hedges....                      --
Cumulative foreign currency translation adjustments..                  (15,887)
                                                                   -----------
    Total equity capital.............................                9,649,590
                                                                   -----------
    Total liabilities and equity capital.............              $84,024,949
                                                                   ===========